Exhibit 1

JOINT FILING AGREEMENT

The undersigned hereby agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned, and any amendments thereto executed by the undersigned shall be filed on behalf of each of the undersigned without the necessity of filing any additional joint filing agreement. The undersigned acknowledge that each is responsible for the timely filing of such statement on Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning him, her or it contained therein, but shall not be responsible for the completeness or accuracy of the information concerning the others of the undersigned, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate or incomplete. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Dated: August 3, 2023

Versant Venture Capital V, L.P.
By: Versant Ventures V, LLC
Its: General Partner

By:	/s/ Max Eisenberg
Max Eisenberg, Chief Operating Officer

Versant Affiliates Fund V, L.P.
By: Versant Ventures V, LLC
Its: General Partner

By:	/s/ Max Eisenberg
Max Eisenberg, Chief Operating Officer

Versant Ophthalmic Affiliates Fund I, L.P.
By: Versant Ventures V, LLC
Its: General Partner

By:	/s/ Max Eisenberg
Max Eisenberg, Chief Operating Officer

Versant Ventures V, LLC

By:	/s/ Max Eisenberg
Max Eisenberg, Chief Operating Officer

Versant Venture Capital V (Canada) LP
By: Versant Ventures V (Canada), L.P.
Its: General Partner
By: Versant Ventures V GP-GP (Canada), Inc.
Its: General Partner

By:	/s/ Max Eisenberg
Max Eisenberg, Chief Operating Officer

Versant Ventures V GP-GP (Canada), Inc.

By:	/s/ Max Eisenberg
Max Eisenberg, Chief Operating Officer

Versant Ventures V (Canada), L.P.
By: Versant Ventures V GP-GP (Canada), Inc.
Its: General Partner

By:	/s/ Max Eisenberg
Max Eisenberg, Chief Operating Officer

Versant Vantage II, L.P.
By: Versant Vantage II GP, L.P.
Its: General Partner
By: Versant Vantage II GP-GP, LLC
Its: General Partner

By:	/s/ Max Eisenberg
Max Eisenberg, Chief Operating Officer

Versant Vantage II GP, L.P.
By: Versant Vantage II GP-GP, LLC
Its: General Partner

By:	/s/ Max Eisenberg
Max Eisenberg, Chief Operating Officer

Versant Vantage II GP-GP, LLC

By:	/s/ Max Eisenberg
Max Eisenberg, Chief Operating Officer